UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 12, 2006

Capital One Auto Receivables, LLC

Capital One Prime Auto Receivables Trust 2006-2

Capital One Auto Finance, Inc.

(Exact Name of Depositor, Issuing Entity and Sponsor as Specified in their respective Charters)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-128722 333-128722-04	31-1750007 51-6579065
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes by Capital One Prime Auto Receivables Trust 2006-2 described in the Final Prospectus Supplement dated October 4, 2006.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Prime Auto Receivables Trust 2006-2 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 2006	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Jerry Hamstead
	Name:	Jerry Hamstead
	Title:	Assistant Vice President

October 12, 2006	CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2006-2
By: Capital One Auto Receivables, LLC, Depositor of the Capital One Prime Auto Receivables Trust 2006-2

	By:	/s/ Albert Ciafre
	Name:	Albert Ciafre
	Title:	Assistant Vice President